UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 28, 2021

INSEEGO CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38358	81-3377646
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

12600 Deerfield Parkway, Suite 100
Alpharetta, Georgia 30004
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (858) 812-3400
Not Applicable
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Preferred Stock Purchase Rights	INSG	NASDAQ Global Select Market

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described in Item 5.07 below, on July 28, 2021, Inseego Corp. (the “Company”) held an annual meeting of its stockholders (the “Annual Meeting”) at which the stockholders of the Company approved the amendment of the Inseego Corp. 2018 Omnibus Incentive Compensation Plan (the “Incentive Compensation Plan”) to increase the number of shares issuable under the plan by 3,000,000.

The description of the Incentive Compensation Plan contained herein and in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on June 21, 2021 (the “Proxy Statement”) is qualified in its entirety by reference to the full text of the Incentive Compensation Plan, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting on July 28, 2021. Of the 103,026,837 shares of the Company’s common stock entitled to vote at the Annual Meeting, a total of 67,045,263 shares were represented at the Annual Meeting in person or by proxy. The voting results for each item of business properly presented at the Annual Meeting are set forth below.

Proposal 1: Election of Directors

Both of the persons nominated by the Company to serve as directors for a three-year term until the 2024 annual meeting of stockholders were elected with the following votes:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Christopher Harland	30,282,738	1,204,583	35,557,942
Christopher Lytle	29,867,159	1,620,162	35,557,942

Proposal 2: Ratification of Appointment of Independent Registered Public Accountants

The proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2021 was approved with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,047,681	677,137	320,445	-

 Proposal 3: Advisory Vote on Executive Compensation

The proposal to approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers was approved with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,512,481	1,614,028	360,812	35,557,942

Proposal 4: Approval of Amendment to the 2018 Omnibus Incentive Compensation Plan

The proposal to approve an amendment of the Company’s Incentive Compensation Plan to increase the number of shares issuable under the plan by 3,000,000 shares was approved with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,604,487	2,613,304	269,530	35,557,942

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

The following exhibit is filed with this report:

10.1	Amended Inseego Corp. 2018 Omnibus Incentive Compensation Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSEEGO CORP.

Date: July 30, 2021	By:	/s/ Kurt E. Scheuerman
Name: Kurt E. Scheuerman
Title: Senior Vice President and General Counsel